Putnam
Managed
Municipal
Income Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-04

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Looking back on the past six months in financial markets, stocks and bonds had generally steady and satisfying results for most of the period. Markets were lifted by the resurgence of the economy, prompted in part by the 2003 tax cuts and the Federal Reserve Board's low interest-rate policy. Corporate earnings rose to their most impressive levels in years and many states even experienced a minor improvement in tax revenues. However, since March 2004, uncertainty and volatility have returned to the markets. Bonds in particular experienced broad setbacks in April because of concerns that inflation could be sparked by vigorous job creation and rising energy prices. Markets continue to show vulnerability to these concerns and to the situation in Iraq.

As observers of financial markets for many years, we have gained the perspective that periods of uncertainty and transition like the one we are witnessing today usually reflect an effort by investors to incorporate new facts into their thinking, a process that takes time. The resulting volatility is uncomfortable, but over time, allows investors to set more realistic expectations for future investment performance. Uncertainty on its own is no reason to alter a well-planned investment strategy.

Putnam's portfolio management teams have vigilantly monitored these conditions. While the retreat in financial markets has been broad, the teams have relied on their research and analysis to manage risks and identify opportunities.

The first half of Putnam Managed Municipal Income Trust's fiscal year was another positive period for the fund, during which at NAV it outperformed its benchmark and competitor group, based on results at net asset value. The fund's results were due in part to its emphasis on lower-quality, higher-yielding bonds, which performed well as the economy recovered. A few of its older, weaker holdings rose in value sufficiently to overcome disappointments from some other holdings, as described in the following report from your fund's managers. The fund's relatively short duration and emphasis on tobacco-related holdings also contributed to performance.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 16, 2004


Report from Fund Management

Fund highlights

 * For the six months ended April 30, 2004, Putnam Managed Municipal Income Trust provided total returns of 3.82% at net asset value (NAV) and -2.49% at market price.

 * The fund's performance at NAV was significantly ahead of its benchmark, the Lehman Municipal Bond Index, which returned 1.19% for the period. This reflected positive performance of some of the fund's lower-rated securities, its emphasis on tobacco-related securities, and its use of leverage.

 * The fund's portfolio composition also helped results at NAV, which were ahead of the average for Lipper's High Yield Municipal Debt Funds (closed-end) category of 3.09% for the period.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Continued economic recovery during the six-month period contributed to improving credit quality in the lower-quality sector of the municipal bond market. The fund's favorable results at NAV reflect this trend. However, no one sector was responsible for the fund's success. Rather, returns from specific fund holdings over a variety of sectors were strong enough to overcome disappointments in a few holdings. In general, diversification remains a strong theme for the fund -- one that seems to be working well in this volatile period. As part of our diversification efforts, we also continued reducing the fund's airline-related industrial development bond (IDB) holdings, which had appreciated, and slightly increased its exposure to tobacco-related bonds, also with positive results. Lower-quality, higher-yielding bonds performed well and some of the fund's distressed holdings made meaningful recoveries.

FUND PROFILE

Putnam Managed Municipal Income Trust seeks to provide as high a level of current income free from federal income tax as is consistent with preservation of capital through investments in investment-grade and higher-yielding, lower-rated municipal bonds. The fund is designed for investors seeking tax-exempt income and willing to accept the risks associated with below-investment-grade bonds.

The performance of fund shares at market price reflects changes in investor demand as well as the fund's investment results, and we believe the poor showing during the fund's semiannual period reflected investor concern that interest rates might increase. This sentiment was most marked as the period drew to a close.


Market overview

Yields for municipal bonds -- which move in the opposite direction of bond prices -- were volatile between November 1, 2003, and March 31, 2004. Yields trended downward for much of the period but corrected sharply in late March and April in response to stronger economic data. Yields on 10-year AAA-rated municipal bonds ended the semiannual period slightly higher then they had been at the beginning of the period. The ratio of municipal bond yields to Treasury yields fell to about 80% in December, which means the spread, a difference between the yields of 10-year municipal bonds and 10-year Treasuries, was larger than in previous periods. The ratio edged up to about 87% by the end of the fiscal period. Overall, the yield curve, which shows the difference in yield between shorter- and longer-maturity bonds, flattened somewhat, and credit spreads -- the difference in yield between higher- and lower-rated bonds -- generally narrowed. The economy continued to improve on nearly all fronts, including job growth. The Federal Reserve Board held the federal funds rate steady at 1%, but hinted at a potential rate hike in the near future. Municipal bond issuance continued to be very strong as states and municipalities sought to address budget shortfalls that resulted from decreased tax revenues. California residents approved a plan to issue $15 billion in debt to help with the state's budget crisis. Although ongoing tobacco litigation continued to make headlines, the municipal bond market largely discounted the news. Airline-related IDBs continued to perform well.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          1.19%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             0.84%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                             0.56%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         1.25%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.27%
-------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                  8.19%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                 4.01%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 4/30/04.
-------------------------------------------------------------------------------


Strategy overview

In an increasingly strong economy, it appears likely to us that interest rates will rise further. Consequently, we shortened the fund's duration (a measure of its sensitivity to changes in interest rates) during the period. At the start of November, the fund was slightly defensive relative to the benchmark. In January 2004, we shortened the duration further. This move did not help the fund's performance until later in the period.

We took the opportunity afforded by strong demand for higher-yielding municipal bonds to sell into strength where appropriate. We also continued to diversify the portfolio by adding selectively to the fund's lower-quality holdings. Compared to the benchmark, the portfolio remains slightly overweight in lower-rated, higher-yielding bonds.

We carefully monitored developments in the tobacco industry, particularly with regard to ongoing litigation and other factors affecting demand for tobacco settlement bonds, which are secured by the income stream from tobacco companies' settlement obligations to the states. The municipal bond market has largely ignored recent unfavorable headlines and the downgrading of some tobacco settlement bonds by Moody's rating service. In our view, the backdrop for the tobacco industry remains fundamentally positive, and the fund remains overweight in these bonds, relative to the benchmark. When valuations looked compelling, we added to the fund's exposure.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                            as of 10/31/03            as of 4/30/04

Health care                     26.5%                     26.7%

Utilities                       20.2%                     20.1%

Transportation                  14.0%                     13.5%

Housing                          3.6%                      4.6%

Water and sewer                  3.8%                      3.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of portfolio market value. Holdings will vary over time.


How fund holdings affected performance

Although there were no significant sector standouts during the fund's semiannual period, certain lower-rated industrial development bonds
(IDBs) performed well for the fund as overall economic growth improved prospects for some holdings. IDBs are municipal bonds issued to finance local expansion by various businesses and are backed by revenues from the companies benefiting from the financing. As a result, their prices are affected by investor perceptions of the health of the backing company, the industry, and the economy as a whole. A number of the fund's older IDB holdings have underperformed due to factors such as these, but during the semiannual period, several of them made substantial recoveries that contributed to performance. One health-care holding that did especially well was the fund's position in Waterford Economic Development revenue bonds for Canterbury Health in Michigan. These rated bonds had a coupon of 6% and mature in 2039. Another position, which had been in distress, was California's Valley Health System Hospital Revenue Bonds. These issues had a 6.5% coupon and mature in 2025. We took advantage of their improvement to trim, but not eliminate, the position.

The fund's position in Connector 2000 Association, Inc., South Carolina Toll road revenue bonds also made a meaningful recovery during the period. These bonds are rated B-, have a coupon of 5.375%, and mature in 2038. The traffic on this toll road had been below expectations and the bonds had declined in price to the point where their current price seemed to justify the risks of continuing to own the bonds. As the economy strengthened, the price began to move up.

We also had resolution on two defaulted holdings, both for Vista Hospital Systems: one for Corona, California Certificates of Participation, with a coupon of 8.375% maturing in 2011, and another for the same hospital system in San Luis Obispo, also with a coupon of 8.375% maturing in 2029. The sale of the hospital system closed in January, bringing a higher price for the bonds than we had anticipated.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (36.7%)

Aa/AA (3.1%)

A (10.2%)

Baa/BBB (27.4%)

Ba/BB (13.1%)

B (5.1%)

CCC and below (1.9%)

VMIG1/A-1+ (2.5%)

Footnote reads:
As a percentage of market value as of 4/30/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Disappointing holdings included Gilroy Revenue Bonds for Bonfante Gardens Park in California. The bonds have a coupon of 8% and are scheduled to mature in 2025. They were issued to fund a theme park that has suffered from poor attendance. The park hopes to reduce its debt load by selling some surrounding land. We continue to hold the position, but the price depreciation hurt the fund. In another situation, we have been in discussions for some time with the managers of Hoover Group, a company that makes large industrial containers for shipping products and raw materials. The fund owns IDBs issued for Hoover Group by Gage County, Nebraska and Scott County, Kentucky, both with coupons of 8.5%. These issues mature in 2007 and 2014, respectively. The poor economy and competitive pricing have eroded revenues and the company has been seeking concessions from debt holders. We were in the process of selling some of the Hoover bonds as the fiscal period ended.

Recent acquisitions included a land-secured project and a utility -- both facets of our diversification strategy. One example is Mountain's Edge, a development planned for outside Las Vegas, consisting of over 1,900 acres. The bonds are issued by Clark County, Nevada, Improvement District #142. Their rating takes into account the early stage of the project as well as its location, strong interest, and positive supply/demand characteristics in the market. We also recently purchased a bond issued by Nassau County, New York, for Brooklyn Union Gas Company, doing business in New York and New England as KeySpan Energy Services. Keyspan is enjoying strong increases in operating income and helps us maintain diversity by sector, issuer, and credit quality.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Lingering unemployment had been an anomaly in an otherwise robust economic recovery. However, in early April, employment data at last showed marked improvement. We believe the underlying strength in the economy will foster higher interest rates in the future. In keeping with our views, the fund's duration is now relatively short in order to keep the portfolio defensively positioned. Generally, tax revenues cannot be expected to grow significantly until personal and business earnings experience meaningful increases. For much of the reporting period, we expected that the credit quality of general obligation municipal bonds
(GOs) would remain under pressure in light of these revenue issues. However, the gathering strength of the economic recovery, combined with the efforts of key states such as California to address ongoing budget issues, is now beginning to translate into credit upgrades for state GOs. We expect this trend to continue over the near term. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they remain attractive and could narrow further. As a result, we believe credit risk is worth taking in moderate amounts, while we continue to seek diversification by sector and issuer. We will continue to monitor market conditions as we pursue a high level of tax-free income and seek to manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended April 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.


----------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/04
----------------------------------------------------------------------------
                                                              Lipper
                                                            High Yield
                                               Lehman        Municipal
                                              Municipal      Debt Funds
                                     Market      Bond       (closed-end)
                            NAV      price      Index     category average*
----------------------------------------------------------------------------
6 months                   3.82%     -2.49%      1.19%          3.09%
----------------------------------------------------------------------------
1 year                     7.98      -2.03       2.68           7.53
----------------------------------------------------------------------------
5 years                   20.49      -8.02      30.36          20.82
Annual average             3.80      -1.66       5.45           3.80
----------------------------------------------------------------------------
10 years                  67.90      37.87      87.07          74.54
Annual average             5.32       3.26       6.46           5.70
----------------------------------------------------------------------------
Annual average
Life of fund
(since 2/24/89)            6.87       5.34       7.22           5.84
----------------------------------------------------------------------------

   Performance does not reflect taxes on reinvested distributions.

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month and 1-, 5-, and 10-year periods ended 4/30/04, there were 14, 12, 12, and 12 funds, respectively, in this Lipper category.



-----------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
-----------------------------------------------------------------------
                            NAV               Market price
-----------------------------------------------------------------------
6 months                   6.30%                  3.33%
-----------------------------------------------------------------------
1 year                    13.07                   7.32
-----------------------------------------------------------------------
5 years                   24.15                  -1.92
Annual average             4.42                  -0.39
-----------------------------------------------------------------------
10 years                  72.72                  56.88
Annual average             5.62                   4.61
-----------------------------------------------------------------------
Annual average
Life of fund (since
2/24/89)                   7.09                   5.97
-----------------------------------------------------------------------


--------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/04
--------------------------------------------------------------------------------
Putnam Managed Municipal Income Trust
--------------------------------------------------------------------------------
Distributions from common shares
--------------------------------------------------------------------------------
Number                                                 6
--------------------------------------------------------------------------------
Income 1                                               $0.251
--------------------------------------------------------------------------------
Capital gains 1                                        --
--------------------------------------------------------------------------------
Total                                                  $0.251
--------------------------------------------------------------------------------
                                         Series A      Series B      Series C
Distributions from preferred shares    (550 shares)  (550 shares)  (650 shares)
--------------------------------------------------------------------------------
Income 1                               $507.14       $521.87       $512.68
--------------------------------------------------------------------------------
Capital gains 1                        --            --            --
--------------------------------------------------------------------------------
Total                                  $507.14       $521.87       $512.68
--------------------------------------------------------------------------------
Share value (common shares)                          NAV           Market price
--------------------------------------------------------------------------------
10/31/03                                             $7.98         $7.34
--------------------------------------------------------------------------------
4/30/04                                               8.01          6.92
--------------------------------------------------------------------------------
Current return (common shares, end of period)
--------------------------------------------------------------------------------
Current dividend rate 2                              6.25%         7.23%
--------------------------------------------------------------------------------
Taxable equivalent 3                                 9.62         11.12
--------------------------------------------------------------------------------


 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

 3 Assumes maximum 35% federal tax rate for 2004. Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utilities companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
April 30, 2004 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (98.8%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (0.3%)
-------------------------------------------------------------------------------
    $1,500,000 Butler, Indl. Dev. Board Rev. Bonds
               (Solid Waste Disp. James River
               Corp.), 8s, 9/1/28                    BB+             $1,538,355

Arizona (1.7%)
-------------------------------------------------------------------------------
     1,000,000 Apache Cnty., Indl. Dev. Auth. Poll.
               Control Rev. Bonds (Tucson Elec.
               Pwr. Co.), Ser. B, 5 7/8s, 3/1/33     Ba3                948,750
     1,000,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds (John C. Lincoln Hlth.
               Network), 6 3/8s, 12/1/37             BBB              1,022,500
     1,800,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             1,858,500
       500,000 Cochise Cnty., Indl. Dev. Auth.
               Rev. Bonds (Sierra Vista Regl. Hlth.
               Ctr.), Ser. A, 6.2s, 12/1/21          BB+/P              495,625
     3,000,000 Coconino Cnty., Poll. Control
               Rev. Bonds (Tuscon/Navajo Elec.
               Pwr.), Ser. A, 7 1/8s, 10/1/32        Ba3              3,078,750
       560,000 Scottsdale, Indl. Dev. Auth.
               Rev. Bonds (Westminster Village)
               7 7/8s, 6/1/09                        BB-/P              609,795
     1,000,000 Scottsdale, Indl. Dev. Hosp. Auth.
               Rev. Bonds (Scottsdale Hlth. Care),
               5.8s, 12/1/31                         A3               1,033,750
                                                                 --------------
                                                                      9,047,670

Arkansas (1.7%)
-------------------------------------------------------------------------------
     4,600,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (Washington Regl. Med.
               Ctr.), 7 3/8s, 2/1/29                 Baa3             5,111,750
     1,000,000 Little Rock G.O. Bonds (Cap. Impt.),
               FSA, 3.95s, 4/1/19                    Aaa                961,250
     2,750,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds, 7 5/8s, 2/1/27            BB/P             2,973,427
                                                                 --------------
                                                                      9,046,427

California (13.4%)
-------------------------------------------------------------------------------
       250,000 Association of Bay Area Governments
               (ABAG) Fin. Auth. for Nonprofit
               Corps. Rev. Bonds (San Diego Hosp.
               Assn.), Ser. C, 5 3/8s, 3/1/21        Baa1               244,375
     7,000,000 CA Hlth. Fac. Auth. IFB (Catholic
               Hlth. Care West), AMBAC, 9.356s,
               7/1/17                                Aaa              7,341,110
     2,000,000 CA State G.O. Bonds, FGIC, 6.6s,
               2/1/11                                Aaa              2,340,000
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
     1,000,000 6s, 5/1/15                            A3               1,110,000
    20,000,000 AMBAC, 5 1/2s, 5/1/13                 Aaa             22,175,000
     3,000,000 5 1/2s, 5/1/11                        A3               3,311,250
     2,250,000 CA Statewide Cmnty. Dev. Auth. Apt.
               Dev. Rev. Bonds (Irvine Apt.
               Cmntys.), Ser. A-3, 5.1s, 5/15/25     Baa2             2,340,000
     3,000,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB-             2,797,500
     1,250,000 Chula Vista, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (No. 08-1
               Otay Ranch Village Six), 6s, 9/1/33   BB-/P            1,229,688
    10,775,000 Corona, COP (Vista Hosp. Syst.),
               zero %, 7/1/29 (In default) (NON)     D/P                215,500
       750,000 Folsom, Special Tax Rev. Bonds
               (Cmnty. Facs. Dist. No. 10), 5 7/8s,
               9/1/28                                BB                 746,250
     1,970,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park), 8s, 11/1/25                    D/P              1,265,725
     2,500,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds, Ser. B, 5 5/8s,
               6/1/38                                Baa2             2,500,000
       650,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (Ladera Ranch
               - No. 02-1), Ser. A, 5.55s, 8/15/33   BB+/P              637,813
     1,250,000 Sacramento, Special Tax (North
               Natomas Cmnty. Fac.),  Ser. 4-C, 6s,
               9/1/33                                BB+/P            1,251,563
     7,000,000 San Bernardino Cnty.,
               Certificates of Participation (Med.
               Ctr. Fin.), Ser. A, MBIA, 6 1/2s,
               8/1/28                                Aaa              7,595,000
     8,750,000 Santa Clara Cnty., Fin. Auth. Lease
               Rev. Bonds (VMC Fac. Replacement
               Project), Ser. A, AMBAC, 6 3/4s,
               11/15/20                              Aaa              9,190,650
     2,550,000 Santaluz Cmnty., Facs. Dist. No. 2
               Special Tax Rev. Bonds (Impt. Area
               No. 1), Ser. B, 6 3/8s, 9/1/30        BB/P             2,597,813
     2,500,000 Vallejo, COP (Marine World
               Foundation), 7.2s, 2/1/26             BBB-/P           2,415,625
     2,665,000 Valley Hlth. Syst. Hosp. Rev. Bonds
               Ser. A,  6 1/2s, 5/15/25              B+               2,088,694
                                                                 --------------
                                                                     73,393,556

Colorado (1.9%)
-------------------------------------------------------------------------------
     3,015,000 CO Hlth. Fac. Auth.
               Rev. Bonds (Evangelical Lutheran),
               3.05s, 10/1/05                        A3               3,063,994
               CO Hwy. Auth. Rev. Bonds (E-470 Pub.
               Hwy.), Ser. B
    15,500,000 zero %, 9/1/35                        Baa3             1,530,625
    16,500,000 zero %, 9/1/34                        Baa3             1,753,125
               Denver, City & Cnty. Arpt.
               Rev. Bonds
     1,050,000 Ser. D, AMBAC, 7 3/4s, 11/15/13       AAA              1,279,688
     2,500,000 MBIA, 5 1/2s, 11/15/25                Aaa              2,593,750
                                                                 --------------
                                                                     10,221,182

Connecticut (0.5%)
-------------------------------------------------------------------------------
     3,000,000 CT State Hlth. & Edl. Fac. Auth.
               VRDN (Yale U.), Ser. U2, 0.85s,
               7/1/33                                VMIG1            3,000,000

District of Columbia (0.7%)
-------------------------------------------------------------------------------
     4,000,000 DC Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 1/2s, 5/15/33           BBB              3,605,000

Florida (3.2%)
-------------------------------------------------------------------------------
     2,000,000 Cap. Trust Agcy. Rev. Bonds
               (Seminole Tribe Convention), Ser. A,
               10s, 10/1/33                          B/P              2,435,000
     3,210,000 Escambia Cnty., Poll. Control
               Rev. Bonds (Champion Intl. Corp.),
               6.9s, 8/1/22                          Baa2             3,303,186
     1,000,000 Fishhawk, Cmnty. Dev. Dist. II
               Rev. Bonds, Ser. B, 5s, 11/1/07       BB-/P            1,007,500
       770,000 FL State Mid-Bay Bridge Auth.
               Rev. Bonds, Ser. A,  6.05s, 10/1/22   BBB/P              792,138
       500,000 Fleming Island, Plantation Cmnty.
               Dev. Dist. Special Assmt.
               Rev. Bonds, Ser. B, 7 3/8s, 5/1/31    BB/P               535,625
       500,000 Gateway Svcs. Cmnty. Dev. Dist.
               Special Assmt. (Stoneybrook),
               5 1/2s, 7/1/08                        BB-/P              503,125
       500,000 Heritage Harbor, South Cmnty. Dev.
               Distr. Rev. Bonds, Ser. A, 6 1/2s,
               5/1/34                                BB-/P              515,625
     1,000,000 Lee Cnty., Indl. Dev. Auth.
               Rev. Bonds (Alliance Cmnty.
               Project), Ser. C, 5 1/2s, 11/15/29    BBB-               940,000
     1,335,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.7s, 11/15/19                Ba2              1,365,038
       500,000 Middle Village Cmnty. Dev. Dist.
               Special Assmt., Ser. A, 5.8s, 5/1/22  BB-/P              491,875
       200,000 Oakstead Cmnty. Dev. Dist. Cap.
               Impt. Rev. Bonds, Ser. B, 6 1/2s,
               5/1/07                                BB/P               202,500
     1,500,000 South Miami, Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hlth.), 5 1/4s,
               11/15/33                              Aa3              1,501,875
     2,000,000 St. Johns Cnty., Hlth. Care Indl.
               Dev. Auth. Rev. Bonds (Glenmoor St.
               Johns Project), Ser. A, 8s, 1/1/30    B-/P             1,900,000
     1,000,000 Sterling Hill, Cmnty. Dev. Dist.
               Rev. Bonds, Ser. B, 5 1/2s, 11/1/10   BB-              1,000,000
     1,250,000 Westchester Cmnty. Dev. Dist. No. 1
               Special Assmt. (Cmnty.
               Infrastructure), 6 1/8s, 5/1/35       BB-              1,260,938
                                                                 --------------
                                                                     17,754,425

Georgia (1.9%)
-------------------------------------------------------------------------------
     4,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 1/1/32                   A2               4,185,000
       425,000 Fulton Cnty., Res. Care Fac.
               Rev. Bonds (Canterbury Court), Class
               A, 6 1/8s, 2/15/34                    B+/P               413,313
       700,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA,
               11.395s, 8/1/10                       Aaa                716,730
     2,500,000 Muni. Elec. Auth. Rev. Bonds, AMBAC,
               5s, 1/1/26                            AAA              2,696,875
     2,200,000 Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visay Paper,
               Inc.), 7.4s, 1/1/16                   BB+/P            2,264,966
                                                                 --------------
                                                                     10,276,884

Hawaii (0.3%)
-------------------------------------------------------------------------------
     1,760,000 HI Dept. of Trans. Special Fac.
               Rev. Bonds (Continental Airlines,
               Inc.), 7s, 6/1/20                     B                1,586,200

Illinois (2.7%)
-------------------------------------------------------------------------------
               Chicago, G.O. Bonds
     4,850,000 Ser. A, AMBAC, 5 5/8s, 1/1/39         Aaa              5,068,250
     3,500,000 Ser. C, FGIC, 5 1/2s, 1/1/40          Aaa              3,596,250
     1,495,000 Chicago, O'Hare Intl. Arpt. Special
               Fac. Rev. Bonds (American Airlines,
               Inc.), 8.2s, 12/1/24                  Caa2             1,270,750
     3,250,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
               (Adventist Hlth. Syst./Sunbelt
               Obligation), 5.65s, 11/15/24          A                3,286,563
       500,000 IL Hlth. Fac. Auth. Rev. Bonds (St.
               Benedict), Ser. 03A-1, 6.9s,
               11/15/33                              B+                 493,125
     1,000,000 Metropolitan Pier & Exposition Auth.
               Rev. Bonds (McCormack Place
               Expansion Project), MBIA,  5s,
               12/15/28                              Aaa                992,500
                                                                 --------------
                                                                     14,707,438

Indiana (2.0%)
-------------------------------------------------------------------------------
     2,500,000 IN State Dev. Fin. Auth. Env. Impt.
               Rev. Bonds (USX Corp.), 5.6s,
               12/1/32                               Baa1             2,506,250
     6,500,000 IN Trans. Fin. Auth. Arpt. Facs.
               Lease Rev. Bonds, Ser. A, AMBAC, 5s,
               11/1/16                               Aaa              6,784,375
     1,750,000 Rockport, Poll. Control Mandatory
               Put Bonds (Indiana Michigan Pwr.
               Co.), Ser. C, 2.625s, 4/1/25          Baa2             1,734,688
                                                                 --------------
                                                                     11,025,313

Iowa (1.0%)
-------------------------------------------------------------------------------
               IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives)
     2,970,000 9 1/4s, 7/1/25                        BBB-/P           3,486,038
     1,555,000 9.15s, 7/1/09                         BBB-/P           1,784,363
                                                                 --------------
                                                                      5,270,401

Kentucky (0.7%)
-------------------------------------------------------------------------------
     1,000,000 Boone Cnty., Poll. Control
               Rev. Bonds (Dayton  Pwr. & Lt. Co.),
               Ser. A, 6 1/2s, 11/15/22              Baa3             1,017,390
     1,035,000 Kenton Cnty., Arpt. Board Rev. Bonds
               (Delta Airlines, Inc.), Ser. A,
               7 1/2s, 2/1/20                        Caa2               901,744
     1,700,000 KY Econ. Dev. Fin. Auth. Rev. Bonds
               (Norton Healthcare, Inc.), Ser. A,
               6 1/2s, 10/1/20                       BBB/P            1,780,750
     1,000,000 Scott Cnty., Indl. Dev. Rev. Bonds
               (Hoover Group, Inc.),  8 1/2s,
               11/1/14                               Ba3                300,000
                                                                 --------------
                                                                      3,999,884

Louisiana (0.9%)
-------------------------------------------------------------------------------
     2,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.
               Project), 8 5/8s, 12/1/30             CCC/P            1,507,500
       500,000 Tangipahoa Parish Hosp. Svcs.
               Rev. Bonds (North Oaks Med. Ctr.
               Project), Ser. A, 5s, 2/1/25          A                  481,250
     2,750,000 W. Feliciana Parish, Poll. Control
               Rev. Bonds (Gulf States Util. Co.),
               Ser. C, 7s, 11/1/15                   Ba1              2,834,288
                                                                 --------------
                                                                      4,823,038

Maine (0.7%)
-------------------------------------------------------------------------------
     1,965,000 ME State Hsg. Auth. Rev. Bonds,
               Ser. D-2-AMT,  5s, 11/15/27           Aa1              2,058,338
     2,000,000 Rumford, Solid Waste Disp.
               Rev. Bonds (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba2              2,032,500
                                                                 --------------
                                                                      4,090,838

Maryland (0.2%)
-------------------------------------------------------------------------------
     1,000,000 MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds (Medstar Hlth.),
               5 3/4s, 8/15/15                       Baa2             1,057,500

Massachusetts (4.6%)
-------------------------------------------------------------------------------
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     2,000,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BB/P             2,275,000
     3,240,000 (Rehab. Hosp. Cape & Islands),
               Ser. A, U.S. Govt. Coll., 7 7/8s,
               8/15/24                               AAA/P            3,364,740
     1,185,000 (Norwood Hosp.), Ser. C, 7s, 7/1/14   Ba2              1,461,994
     1,200,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-             1,200,000
     2,500,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             2,581,250
     1,875,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                Baa2             1,940,625
     1,500,000 (Caritas Christi Oblig. Group),
               Ser. A, 5 1/4s, 7/1/08                BBB              1,591,875
     7,645,000 MA State Hsg. Fin. Agcy. IFB, AMBAC,
               9.702s, 7/1/40 (acquired 6/3/98,
               cost $7,739,951) (RES)                AAA/P            7,903,019
     2,000,000 MA State Hsg. Fin. Agcy. Rev. Bonds,
               Ser. C, AMBAC,  5 5/8s, 7/1/40        Aaa              2,057,500
     1,000,000 MA State Indl. Fin. Agcy. Rev. Bonds
               (Brookhaven),  Ser. A, 7s, 1/1/15     BBB/P            1,026,250
                                                                 --------------
                                                                     25,402,253

Michigan (4.3%)
-------------------------------------------------------------------------------
     5,400,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 1.05s, 7/1/33                    VMIG1            5,400,000
       500,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.),  6s, 7/1/20       Baa3               491,250
     2,200,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds (Mt. Clemens Gen. Hosp.),
               Ser. B, 5 7/8s, 11/15/34              BBB-             1,999,250
     1,500,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.),  Ser. A, 6s, 4/1/22  A2               1,595,625
     2,000,000 Midland Cnty., Econ. Dev. Corp.
               Rev. Bonds, 6 3/4s, 7/23/09           Ba3              2,080,000
     2,700,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds
               (NOMC Obligation Group), Ser. B, 6s,
               8/1/18                                Ba1              2,399,625
     2,975,000 Warren Cons. School Dist. G.O.
               Bonds, FSA,  5 3/8s, 5/1/18           Aaa              3,186,969
     6,670,000 Waterford, Econ. Dev. Corp.
               Rev. Bonds (Canterbury Hlth.), 6s,
               1/1/39                                B-/P             4,869,100
     2,000,000 Wayne Charter Cnty., Special Arpt.
               Fac. Rev. Bonds (Northwest Airlines,
               Inc.), 6s, 12/1/29                    CCC/P            1,537,500
                                                                 --------------
                                                                     23,559,319

Minnesota (1.1%)
-------------------------------------------------------------------------------
     2,525,000 Chaska, Indl. Dev. Rev. Bonds
               (Lifecore Biomedical, Inc. Project),
               10 1/4s, 9/1/20                       BB/P             2,617,011
       400,000 Sauk Rapids Hlth. Care & Hsg. Fac.
               Rev. Bonds (Good Shepherd Lutheran
               Home), 6s, 1/1/34                     B/P                385,500
     3,200,000 St. Paul, Hsg. & Hosp. Redev. Auth.
               Rev. Bonds (Healtheast), Ser. B,
               6 5/8s, 11/1/17                       Ba2              3,208,000
                                                                 --------------
                                                                      6,210,511

Mississippi (0.4%)
-------------------------------------------------------------------------------
     2,250,000 Mississippi Bus. Fin. Corp. Poll.
               Control Rev. Bonds (Syst. Energy
               Resources, Inc.), 5.9s, 5/1/22        BBB-             2,266,875

Missouri (0.9%)
-------------------------------------------------------------------------------
     1,500,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/32                A                1,505,625
     2,000,000 MO Hsg. Dev. Comm. Rev. Bonds (Home
               Ownership), GNMA/FNMA Coll., 5.55s,
               9/1/34                                AAA              2,175,000
     1,450,000 MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (BJC Hlth. Syst.),
               5 1/4s, 5/15/32                       Aa2              1,466,313
                                                                 --------------
                                                                      5,146,938

Montana (0.3%)
-------------------------------------------------------------------------------
     1,775,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               10/1/32                               Aaa              1,894,812

Nebraska (0.1%)
-------------------------------------------------------------------------------
     2,000,000 Gage Cnty., Indl. Dev. Rev. Bonds
               (Hoover Group, Inc.), 8 1/2s,
               12/1/07                               Ba3                600,000
               Kearney, Indl. Dev. Rev. Bonds
        71,021 (Great Platte River), 8s, 9/1/12      CCC/P               60,279
       791,466 (Great Platte River), zero %, 9/1/12  CCC/P                3,957
                                                                 --------------
                                                                        664,236

Nevada (1.8%)
-------------------------------------------------------------------------------
     1,000,000 Clark Cnty., Impt. Dist. Special
               Assmt. (Dist. No. 142),  6 3/8s,
               8/1/23                                BB-                991,250
     5,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
               (Southwest Gas Corp.), Ser. C,
               AMBAC, 5.95s, 12/1/38                 Aaa              5,362,500
     1,595,000 Henderson, Local Impt. Dist. Special
               Assmt. (No. T-14), 3.2s, 3/1/06       BB-/P            1,591,013
     2,000,000 Washoe Cnty., Wtr. Fac. Mandatory
               Put Bonds (Sierra Pacific Pwr. Co.),
               5s, 3/1/36                            BB               1,995,000
                                                                 --------------
                                                                      9,939,763

New Hampshire (1.4%)
-------------------------------------------------------------------------------
               NH Muni. Bond Bank Rev. Bonds
     1,000,000 Ser. A, 5s, 2/15/11                   Aa2              1,090,000
     1,600,000 Ser. B, 5s, 2/15/08                   Aa2              1,734,000
       625,000 Ser. B, 5s, 8/15/07                   Aa2                675,000
     2,565,000 NH State Bus. Fin. Auth. Rev. Bonds
               (Alice Peck Day Hlth. Syst.),
               Ser. A, 7s, 10/1/29                   BB+/P            2,529,731
     1,750,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds, 3 1/2s, 7/1/27    Baa1             1,741,250
                                                                 --------------
                                                                      7,769,981

New Jersey (3.1%)
-------------------------------------------------------------------------------
               NJ Econ. Dev. Auth. Rev. Bonds
     1,000,000 (Cranes Mill), Ser. A, 7 1/2s,
               2/1/27                                BB-/P            1,036,250
     1,250,000 (Cedar Crest Village, Inc.), Ser. A,
               7 1/4s, 11/15/31                      BB-/P            1,276,563
     1,500,000 (Newark Arpt. Marriot Hotel), 7s,
               10/1/14                               Ba3              1,511,250
       500,000 (First Mtge. Presbyterian), Ser. A,
               6 3/8s, 11/1/31                       BB/P               493,125
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     1,300,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                        Baa3             1,421,875
     2,000,000 (Columbus Hosp.), Ser. A, 5 3/4s,
               7/1/29                                BB+              1,847,500
     1,250,000 (Atlantic City Med. Ctr.), 5 3/4s,
               7/1/25                                A3               1,293,750
     1,000,000 (Somerset Med. Ctr.), 5 1/2s, 7/1/33  Baa2               972,500
     6,500,000 NJ State Trans. Trust Fund Auth.
               Rev. Bonds (Trans. Syst.), Ser. A,
               FSA, 5 1/2s, 6/15/12                  Aaa              7,263,750
                                                                 --------------
                                                                     17,116,563

New Mexico (0.6%)
-------------------------------------------------------------------------------
     1,740,000 Farmington, Poll. Control Mandatory
               Put Bonds (Pub. Svc. San Juan),
               Class B, 2.1s, 4/1/33                 Baa2             1,731,300
     1,500,000 Farmington, Poll. Control VRDN (AZ
               Pub. Svc. Co.), Ser. A, 1.05s,
               5/1/24                                VMIG1            1,500,000
                                                                 --------------
                                                                      3,231,300

New York (12.6%)
-------------------------------------------------------------------------------
       500,000 Huntington, Hsg. Auth. Rev. Bonds
               (Gurwin Jewish Sr. Residence),
               Ser. A, 6s, 5/1/39                    B+/P               451,875
     1,800,000 Long Island, Pwr. Auth. NY Elec.
               Syst. IFB, 9.496s, 12/1/24 (acquired
               10/20/03, cost $1,981,188) (RES)      BBB+/P           1,998,000
     2,000,000 Metro. Trans. Auth. Rev. Bonds,
               Ser. F, MBIA,  5s, 11/15/10           Aaa              2,185,000
     2,000,000 Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Keyspan-Glenwood),
               5 1/4s, 6/1/27                        A                1,985,000
    13,000,000 Nassau Cnty., Interim Fin. Auth.
               Rev. Bonds, Ser. B, MBIA, 5s,
               11/15/10                              Aaa             14,202,500
    10,000,000 NY City, G.O. Bonds, Ser. B, 5 1/4s,
               12/1/09                               A2              10,850,000
     1,500,000 NY City, Indl. Dev. Agcy. Rev. Bonds
               (Visy Paper, Inc.), 7.95s, 1/1/28     B+/P             1,565,625
     3,025,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BB+              2,223,375
     1,495,000 NY City, Indl. Dev. Agency
               Rev. Bonds (Staten Island U. Hosp.
               Project), 6.45s, 7/1/32               Ba3              1,502,475
    10,000,000 NY City, Muni. Wtr. Fin. Auth.
               Rev. Bonds, Ser. C, MBIA, 5 1/2s,
               6/15/17                               Aaa             10,762,500
       900,000 NY State Dorm. Auth. Rev. Bonds
               (Winthrop-U. Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1               906,750
     2,000,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30 (acquired 12/9/98, cost
               $2,000,000) (RES)                     BB-/P            2,105,000
     5,000,000 Port Auth. NY & NJ Rev. Bonds, Ser.
               96, FGIC, 6.6s, 10/1/23               Aaa              5,148,550
     2,500,000 Port Auth. NY & NJ Special
               Obligation IFB, Ser. N18, MBIA,
               14.9s, 12/1/17 (acquired
               7/19/00, cost $2,617,225) (RES)       Aaa              3,181,250
     7,500,000 Port. Auth. NY & NJ Special
               Obligation Rev. Bonds (JFK Intl. Air
               Term. - 6), MBIA, 5.9s, 12/1/17       Aaa              8,184,375
     1,700,000 Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Peconic Landing),
               Ser. A, 8s, 10/1/30                   B+/P             1,723,375
                                                                 --------------
                                                                     68,975,650

North Carolina (1.4%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
     1,500,000 Ser. D, 6 3/4s, 1/1/26                Baa2             1,633,125
     3,000,000 Ser. A, 5 3/4s, 1/1/26                Baa2             3,045,000
       750,000 NC Med. Care Cmnty. Healthcare Fac.
               Rev. Bonds (Deerfield), Ser. A, 5s,
               11/1/23                               A-/P               722,813
               NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.)
     1,000,000 Ser. B, 6 1/2s, 1/1/20                Baa1             1,098,750
     1,300,000 Ser. A, 5 1/2s, 1/1/13                Baa1             1,395,875
                                                                 --------------
                                                                      7,895,563

Ohio (1.8%)
-------------------------------------------------------------------------------
               Cuyahoga Cnty., Rev. Bonds, Ser. A
     1,280,000 6s, 1/1/16                            A1               1,411,200
     2,000,000 6s, 1/1/15                            A1               2,220,000
     1,000,000 Erie Cnty., Ohio Hosp. Fac.
               Rev. Bonds (Firelands Regl. Med.
               Ctr.), 5 5/8s, 8/15/32                A2               1,018,750
     3,000,000 OH State Air Quality Dev. Auth.
               Rev. Bonds (Toledo Poll. Control),
               Ser. A, 6.1s, 8/1/27                  Baa2             3,086,250
     2,100,000 OH State Solid Waste Rev. Bonds
               (General Motors Corp.), 6.3s,
               12/1/32                               Baa1             2,191,875
                                                                 --------------
                                                                      9,928,075

Oklahoma (2.2%)
-------------------------------------------------------------------------------
     3,150,000 OK City Arpt. Trust Rev. Bonds Jr.
               Lien 27th Ser.,  Ser. A, FSA, 5s,
               7/1/18                                Aaa              3,216,938
     1,575,000 OK Dev. Fin. Auth. Rev. Bonds
               (Hillcrest Hlth. Care), Ser. A,
               5 5/8s, 8/15/29                       B1               1,242,281
     7,000,000 OK State Indl. Dev. Auth. Rev. Bonds
               (Hlth. Syst.-Oblig. Group), Ser. A,
               MBIA, 5 3/4s, 8/15/29                 Aaa              7,402,500
                                                                 --------------
                                                                     11,861,719

Oregon (0.6%)
-------------------------------------------------------------------------------
     2,000,000 Multnomah Cnty., Hosp. Fac. Auth.
               Rev. Bonds (Terwilliger Plaza
               Project), 6 1/2s, 12/1/29             BB-/P            1,942,500
     1,000,000 OR State Hsg. & Cmnty. Svcs. Dept.
               Rev. Bonds Single Family Mtg.,
               Ser. K, 5 5/8s, 7/1/29                Aa2              1,072,500
                                                                 --------------
                                                                      3,015,000

Pennsylvania (8.5%)
-------------------------------------------------------------------------------
       750,000 Allentown, Hosp. Auth. Rev. Bonds
               (Sacred Heart Hosp.), Ser. A,
               6 3/4s, 11/15/14                      Baa3               750,000
     1,995,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-             2,164,575
     1,750,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
               (Office & Pkg.),  Ser. A, 6s,
               1/15/25                               CCC/P              813,750
       350,000 Lebanon Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Good Samaritan Hosp.
               Project), 6s, 11/15/35                Baa1               350,875
     1,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network), Ser. A, 5 1/4s,
               7/1/32                                A2                 975,000
       500,000 Monroe Cnty., Hosp. Auth. Rev. Bonds
               (Pocono Med. Ctr.), 6s, 1/1/43        BBB+               507,500
               PA Convention Ctr. Auth. Rev. Bonds
       750,000 Ser. A, 6 3/4s, 9/1/19                Baa2               772,875
     7,250,000 MBIA, 6.7s, 9/1/14                    Aaa              7,520,135
               PA Econ. Dev. Fin. Auth. Rev. Bonds
     7,750,000 (MacMillan Ltd. Partnership), 7.6s,
               12/1/20                               Baa2             8,621,875
     1,000,000 (Amtrak Project), Ser. A, 6 3/8s,
               11/1/41                               A3               1,025,000
               PA Econ. Dev. Fin. Auth. Resource
               Recvy. Rev. Bonds
     1,000,000 (Colver), Ser. D, 7 1/8s, 12/1/15     BBB-             1,035,500
     1,750,000 (Colver), Ser. E, 8.05s, 12/1/15      BBB-/P           1,821,173
     4,200,000 (Northampton Generating), Ser. A,
               6.6s, 1/1/19                          BBB-             4,252,500
               PA State Higher Edl. Fac. Auth.
               Rev. Bonds
     1,000,000 (Widener U.), 5.4s, 7/15/36           BBB+               985,000
       995,000 (Philadelphia College of Osteopathic
               Medicine), 5s, 12/1/07                A                1,063,406
     5,715,000 Philadelphia, Gas Wks. Rev. Bonds
               (1975 Gen. Ordinance 17th), FSA, 5s,
               7/1/07                                Aaa              6,157,912
     2,729,624 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds (Graduate
               Hlth. Syst.), 7 1/4s, 7/1/10 (In
               default) (NON)                        D/P                    136
     4,000,000 Philadelphia, Indl. Dev. Auth. VRDN
               (Fox Chase Cancer Ctr.), 1.04s,
               7/1/25                                A-1+             4,000,000
     2,000,000 Philadelphia, Indl. Dev. Auth. Arpt.
               Rev. Bonds (Aero Philadelphia, LLC),
               5 1/2s, 1/1/24                        BB/P             1,577,500
     1,800,000 Sayre, Hlth. Care Fac. Auth.
               Rev. Bonds (Guthrie Hlth.), Ser. A,
               5 7/8s, 12/1/31                       A-               1,847,250

                                                                 --------------
                                                                     46,241,962

South Carolina (1.5%)
-------------------------------------------------------------------------------
       750,000 Connector 2000 Assn., Inc. SC Toll
               Road Rev. Bonds (SR-Southern
               Connector), Ser. A, 5 3/8s, 1/1/38    B-                 486,563
       775,000 Lexington Cnty. Rev. Bonds, 5 1/2s,
               11/1/32                               A2                 783,719
     3,000,000 Richland Cnty. Rev. Bonds (Intl.
               Paper Co. Project), Ser. A, 4 1/4s,
               10/1/07                               Baa2             3,127,500
     1,250,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               BBB+             1,303,125
     1,000,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth.
               Alliance), Ser. A, 7 3/8s, 12/15/21   Baa2             1,233,750
     1,300,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/30   BBB              1,171,625
                                                                 --------------
                                                                      8,106,282

South Dakota (0.3%)
-------------------------------------------------------------------------------
     2,000,000 SD Edl. Enhancement Funding Corp.
               Rev. Bonds, Ser. B, 6 1/2s, 6/1/32    BBB              1,850,000

Tennessee (2.5%)
-------------------------------------------------------------------------------
     6,000,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. IFB, Ser. A2, MBIA,
               10.555s, 7/1/21 (acquired
               2/8/00, cost $5,651,400) (RES)        Aaa              7,305,000
     3,700,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/33                                BBB+             4,208,750
     2,000,000 Shelby Cnty. Hlth. Edl. & Hsg. Fac.
               Board Rev. Bonds (Methodist
               Healthcare), 6 1/2s, 9/1/26           A-               2,160,000
                                                                 --------------
                                                                     13,673,750

Texas (7.1%)
-------------------------------------------------------------------------------
     6,000,000 Alliance, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 6 3/8s,
               4/1/21                                Baa2             6,352,500
     4,655,000 Carrollton, Farmers Branch Indpt.
               School Dist. G.O. Bonds, PSFG, 5s,
               2/15/17                               Aaa              4,870,294
     1,000,000 Comal Cnty. Hlth. Fac. Dev. Corp.
               Rev. Bonds (Hlth. Care Syst. -
               McKenna Memorial Project), Ser. A,
               6 1/4s, 2/1/32                        Baa2             1,002,500
     2,360,000 Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds (American
               Airlines, Inc.), 6 3/8s, 5/1/35       Caa2             1,587,100
     4,790,000 Garland, Indpt. School Dist. G.O.
               Bonds, PSFG,  5s, 2/15/11             Aaa              5,197,150
     2,000,000 Gulf Coast, Waste Disp. Auth.
               Mandatory Put Bonds (Amoco Oil), 2s,
               10/1/17                               Aa1              1,992,500
     3,000,000 Harris Cnty., Hlth. Fac. Rev. Bonds
               (Memorial Hermann Hlth. Care),
               Ser. A, 6 3/8s, 6/1/29                A2               3,345,000
       700,000 Houston Hlth. Fac. Dev. Corp.
               Retirement Rev. Bonds (Buckingham
               Sr. Living Cmnty), Class A, 7 1/8s,
               2/15/34                               B/P                686,875
     3,880,000 Houston, Arpt. Syst. Rev. Bonds
               (Continental Airlines, Inc.),
               Ser. C, 5.7s, 7/15/29                 B-               2,749,950
     2,000,000 Lower Neches Valley Indl. Dev. Swr.
               Auth. Rev. Bonds (Mobil Oil Refining
               Corp.), 6.4s, 3/1/30                  Aaa              2,067,740
     1,400,000 Matagorda Cnty., Navigation Dist. TX
               Poll. Control Mandatory Put Bonds
               (American Electric Power), 2.15s,
               5/1/30                                Baa2             1,400,000
     2,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2             2,581,250
               Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.)
     2,000,000 6s, 7/1/29                            Baa2             2,005,000
       800,000 6s, 7/1/25                            Baa2               805,000
       800,000 6s, 7/1/19                            Baa2               818,000
               Tyler, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Mother Frances Hosp.)
       745,000 5s, 7/1/08                            Baa1               780,388
       500,000 5s, 7/1/07                            Baa1               523,125
                                                                 --------------
                                                                     38,764,372

Utah (2.8%)
-------------------------------------------------------------------------------
       750,000 Carbon Cnty., Solid Waste Disp.
               Rev. Bonds (Laidlaw Env.), Ser. A,
               7 1/2s, 2/1/10                        BB-                765,000
     5,000,000 Intermountain Power Agency
               Rev. Bonds, Ser. A, FSA, 5s, 7/1/11   Aaa              5,443,750
     8,000,000 Tooele Cnty., Harbor & Term. Dist.
               Port Fac. Rev. Bonds (Union
               Pacific), Ser. A, 5.7s, 11/1/26       Baa2             8,000,000
     1,000,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil Project), 5.05s,
               11/1/17                               Baa1             1,077,500
                                                                 --------------
                                                                     15,286,250

Vermont (0.2%)
-------------------------------------------------------------------------------
     1,000,000 VT Hsg. Fin. Agcy. Rev. Bonds, Ser.
               19A, FSA, 4.62s, 5/1/29               Aaa              1,040,000

Virginia (1.4%)
-------------------------------------------------------------------------------
     1,500,000 Fredericksburg, Indl. Dev. Auth.
               Rev. Bonds (Medicorp Hlth. Syst.),
               Ser. B, 5 1/8s, 6/15/33               A3               1,456,875
     1,000,000 James Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Williamsburg), Ser. A,
               6 1/8s, 3/1/32                        BB-/P            1,000,000
     2,400,000 Pocahontas Parkway Assn. Toll Rd.
               Rev. Bonds, Ser. A, 5 1/2s, 8/15/28   BB               1,944,000
               Roanoke Cnty. Indl. Dev. Auth.
               Rev. Bonds  (Res. Care Fac.), Ser. A
     1,000,000 6.3s, 7/1/35                          B+/P               987,500
       500,000 4.4s, 7/1/08                          B+/P               497,500
     2,000,000 Russell Cnty. Indl. Dev. Auth. Poll.
               Control Rev. Bonds (Appalachian Pwr.
               Co.), Ser. I, 2.7s, 11/1/07           Baa2             1,992,500
                                                                 --------------
                                                                      7,878,375

Washington (1.3%)
-------------------------------------------------------------------------------
     5,000,000 King Cnty., G.O. Bonds, Ser. C,
               6 1/4s, 1/1/32                        Aa1              5,537,500
     1,600,000 Port of Seattle, Special Fac.
               Rev. Bonds (Northwest Airlines,
               Inc.), 7 1/4s, 4/1/30                 CCC/P            1,470,000
                                                                 --------------
                                                                      7,007,500

West Virginia (0.3%)
-------------------------------------------------------------------------------
     2,250,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      B2               1,569,375

Wisconsin (1.8%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     3,000,000 7s, 6/1/28                            BBB              2,940,000
     3,000,000 6 3/8s, 6/1/32                        BBB              2,696,250
     3,900,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2               4,026,750
                                                                 --------------
                                                                      9,663,000
                                                                 --------------
               Total Municipal bonds and notes
               (cost $539,323,813)                                 $540,403,535

Preferred stocks (1.2%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
     2,000,000 Charter Mac. Equity Trust 144A
               Ser. A, 6.625% cum. pfd.                              $2,217,500
     4,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A 6.875% cum. pfd.                              4,265,000
                                                                 --------------
               Total Preferred stocks
               (cost $6,000,000)                                     $6,482,500
-------------------------------------------------------------------------------
               Total Investments
               (cost $545,323,813)                                 $546,886,035
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2004. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2004 was $22,492,269 or 4.1% of portfolio market value.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, VRDN and mandatory put bonds are the current interest rates at April 30, 2004.

      The fund had the following industry group concentrations greater than 10% at April 30, 2004
      (as a percentage of portfolio market value):

          Health care            26.7%
          Utilities              20.1
          Transportation         13.5

      The fund had the following insurance concentrations greater than 10% at April 30, 2004
      (as a percentage of portfolio market value):

          MBIA                   13.3%
          AMBAC                  13.1

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$545,323,813) (Note 1)                                           $546,886,035
-------------------------------------------------------------------------------
Cash                                                                  392,589
-------------------------------------------------------------------------------
Interest and other receivables                                     10,519,096
-------------------------------------------------------------------------------
Receivable for securities sold                                        555,877
-------------------------------------------------------------------------------
Total assets                                                      558,353,597

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,968,425
-------------------------------------------------------------------------------
Accrued preferred shares distributions payable (Note 1)                56,459
-------------------------------------------------------------------------------
Payable for securities purchased                                    2,000,000
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          967,445
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             35,291
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 55,160
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              770
-------------------------------------------------------------------------------
Other accrued expenses                                                124,316
-------------------------------------------------------------------------------
Total liabilities                                                   5,207,866
-------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares: (8,000 shares
authorized; 1,750 shares issued at $100,000 per share (Note 4)    175,000,000
-------------------------------------------------------------------------------
Net assets                                                       $378,145,731

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares
authorized) (Note 1)                                             $434,708,664
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          552,473
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (58,677,628)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          1,562,222
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $378,145,731
-------------------------------------------------------------------------------

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($378,145,731 divided by
47,206,343 shares)                                                      $8.01
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended April 30, 2004 (Unaudited)

Interest income:                                                  $14,822,387
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,905,228
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        172,478
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              8,179
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        4,729
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                238,616
-------------------------------------------------------------------------------
Other                                                                 116,228
-------------------------------------------------------------------------------
Total expenses                                                      2,445,458
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (9,848)
-------------------------------------------------------------------------------
Net expenses                                                        2,435,610
-------------------------------------------------------------------------------
Net investment income                                              12,386,777
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (6,245,939)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period        7,887,812
-------------------------------------------------------------------------------
Net gain on investments                                             1,641,873
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $14,028,650
-------------------------------------------------------------------------------

Distributions to Series A, B, and C remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                               (896,147)
-------------------------------------------------------------------------------
From ordinary income                                                   (3,052)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                                 $13,129,451
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    April 30       October 31
Increase in net assets                                  2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $12,386,777      $29,009,265
-------------------------------------------------------------------------------
Net realized loss on investments                  (6,245,939)     (27,107,452)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments         7,887,812       33,501,746
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        14,028,650       35,403,559

Distributions to Series A, B, and C
remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                              (896,147)      (1,911,395)
-------------------------------------------------------------------------------
From ordinary income                                  (3,052)              --
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations applicable to common shareholders      13,129,451       33,492,164
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                           (11,806,575)     (26,907,616)
-------------------------------------------------------------------------------
From ordinary income                                 (42,484)              --
-------------------------------------------------------------------------------
Total increase in net assets                       1,280,392        6,584,548

Net assets
-------------------------------------------------------------------------------
Beginning of period                              376,865,339      370,280,791
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $552,473 and $913,954,
respectively)                                   $378,145,731     $376,865,339
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of period                                     47,206,343       47,206,343
-------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                            1,750            1,750
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

                                        Six months
                                           ended
                                         April 30
Per-share                               (Unaudited)                                Year ended October 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                            $7.98           $7.84           $8.49           $8.44           $8.77           $9.82
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .26             .61             .70             .72             .75             .80
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .04             .14            (.73)            .04            (.16)           (.96)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .30             .75            (.03)            .76             .59            (.16)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.02)           (.04)           (.05)           (.12)           (.16)           (.13)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
operations: (applicable to
common shareholders)                         .28             .71            (.08)            .64             .43            (.29)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income:                 (.25)           (.57)           (.57)           (.59)           (.76)           (.76)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.25)           (.57)           (.57)           (.59)           (.76)           (.76)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                            $8.01           $7.98           $7.84           $8.49           $8.44           $8.77
---------------------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                            $6.92           $7.34           $7.43           $8.44           $9.63           $9.81
---------------------------------------------------------------------------------------------------------------------------------
Total return at market price (%)
(common shares) (b)                        (2.49)*          6.44           (5.57)          (6.21)           6.84           (7.72)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares)
(in thousands)                          $378,146        $376,865        $370,281        $400,255        $396,212        $408,419
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                 .63*           1.27            1.25            1.22            1.27            1.23
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                2.97*           7.21            7.84            7.01            6.97            7.12
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      8.63*          40.82           20.44           17.95           16.72           12.88
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
April 30, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Managed Municipal Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. Up to 50% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments including restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At month October 31, 2003, the fund had a capital loss carryover of $50,158,346 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
----------------------------------
   $11,188,485    October 31, 2005
     2,894,998    October 31, 2006
     3,629,209    October 31, 2007
     1,237,146    October 31, 2008
     1,641,465    October 31, 2009
     3,729,886    October 31, 2010
    25,837,157    October 31, 2011

The aggregate identified cost on a tax basis is $545,118,483, resulting in gross unrealized appreciation and depreciation of $19,932,437 and $18,164,885, respectively, or net unrealized appreciation of $1,767,552.

D) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and Series B shares, and a 7-day period for Series C shares. The applicable dividend rate for the remarketed preferred shares on April 30, 2004 was 1.05 % for Series A, 0.97% foe Series B and 1.04% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

E) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets attributable to common and preferred shares outstanding of the fund. Such fee is based on 0.70% of the average weekly net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended April 30, 2004, the fund paid PFTC $172,478 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended April 30, 2004, the fund's expenses were reduced by $9,848 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $755, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $59,748,242 and $46,254,897, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Preferred shares

The Series A (550), Series B (550) and Series C (650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period. Total additional dividends for the period ended April 30, 2004 were $1,069.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2004 no such restrictions have been placed on the fund.

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


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www.putnaminvestments.com.

214199  052  6/04



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 28, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 28, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 28, 2004